SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which  transaction  applies:

           N/A
     ---------------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:

           N/A
     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A
     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          N/A
     ---------------------------------------------------------------------------

     (5)  Total fee paid:

          N/A
     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          N/A
     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          N/A
     ---------------------------------------------------------------------------

     (3)  Filing Party:

          N/A
     ---------------------------------------------------------------------------

     (4)  Date Filed:

          N/A
     ---------------------------------------------------------------------------

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

     The Annual Meeting of Stockholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, on Friday, April 23, 1999 at 11:30 A.M. CDT, for the following purposes.

     1.   To elect nine directors.

     2. To ratify or reject the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), as independent auditors for the fiscal year ending December 31, 1999.

     3. To transact such other business as may properly come before the meeting or any adjournments.

     Stockholders of record at the close of business on February 26, 1999 are entitled to vote at the meeting.


                                           By order of the Board of Directors,



                                           Cynthia A. Rose
                                           Secretary

March 16, 1999


                             YOUR VOTE IS IMPORTANT

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                              200 EAST BERRY STREET
                            FORT WAYNE, INDIANA 46802


                                 PROXY STATEMENT


          For Annual Meeting of Stockholders to be held April 23, 1999

     The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 23, 1999 at 11:30 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request made to Delaware Service Company, 1818 Market Street, Philadelphia, Pennsylvania 19103, 1-800-523-1918.

     A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

     Stockholders of record at the close of business on February 26, 1999 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,372,225 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the meeting.

     This proxy statement and accompanying proxy card are being mailed on or about March 16, 1999. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, Equiserve, First Chicago Division. In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $7,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

     The Fund's investment advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802, and its sub-advisor is Lynch & Mayer, Inc., 520 Madison Avenue, 42nd Floor, New York, New York 10022.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

     Each of the nominees, except Jeffrey Nick, is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

     In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute as the Board of Directors may select.


                                                                                              Shares of
                                                                                                Common
                                                                                                Stock
                                                                                             Beneficially
                                                                                               Owned at
                  Name, Age,  Position with the Fund, Business Experience                    December 31,
                         During the Past Five Years and Directorship                            1998a*
                          ----------------------------------------                            ----------
THOMAS L. BINDLEY (55),  Director (since 1998) of the Fund;  President (May 1998                 5,000
   -- present) of Bindley  Capital  Corporation;  Executive  Vice  President and
   Chief  Financial  Officer  (April 1992 --April 1998) of Whitman  Corporation;
   Director (since January 1998) of Midas, Inc.;  Director of Junior Achievement
   of Chicago; Director (since April 1998) of Lincoln National Income Fund, Inc.

RICHARD M. BURRIDGE (69),  Director  (since 1986) of the Fund;  Chairman  (since                 5,557
   September  1996),  prior thereto  President (March 1986 -- September 1996) of
   The Burridge  Group,  Inc.  (investment  management);  Director of Cincinnati
   Financial Corporation and Lincoln National Income Fund, Inc.; Chairman of the
   Board of Fort Dearborn Income Securities, Inc.

ADELA CEPEDA (40), Director (since 1992) of the Fund; President,  A.C. Advisory,                 1,408
   Inc.  (May  1995  --present);  Managing  Director  and  co-founder  of Abacus
   Financial Group, Inc. (July 1991 -- May 1995); Director and Vice President of
   Harvard Club of Chicago (since 1986); Commissioner of Chicago Public Building
   Commission (since March 1992); Director of Lincoln National Income Fund, Inc.

ROGER J. DESHAIES (49), Director (since 1992) of the Fund; Senior Vice President                 2,317
   of Finance  (1998 --  present) of Brigham  and  Women's  Hospital;  Corporate
   Director (1998 -- present) of Partners  Health System in Boston;  Senior Vice
   President  Finance  (1990 -- 1998) of  Parkview  Health  System,  Fort Wayne,
   Indiana;  Director  of  Hospital  Laundry  Services,  Inc.  (1995  --  1998);
   President and Chairman of Hospital Laundry Services,  Inc.  (February 1993 --
   February 1995); Director of Signature Care, Inc. (1992 -- 1998); Director and
   Treasurer  of Pine Valley  Country  Club (1993 -- 1998);  Director of Lincoln
   National Income Fund, Inc.


                                                                                              Shares of
                                                                                                Common
                                                                                                Stock
                                                                                             Beneficially
                                                                                               Owned at
                  Name, Age,  Position with the Fund, Business Experience                    December 31,
                         During the Past Five Years and Directorship                            1998a*
                          ----------------------------------------                            ----------
CHARLES G. FREUND (75), Director  (since  1986) of the Fund;  Chairman  Emeritus                11,500
   of  the  Board of Directors,  Success Bancshares, Inc. (since 1991); Director of Lincoln National Income Fund, Inc. and Mathers Fund, Inc.


THOMAS N.  MATHERS  (84),  Director  (since  1986)  of the  Fund;  self-employed                 1,000
   financial consultant; Vice President and Director of OFC Meadowood Retirement
   Community (since 1989); Director of Lincoln National Income Fund, Inc.

H. THOMAS McMEEKIN** (45),  President (since May 1994) and Director (since 1990)                     0
   of the Fund; Executive Vice President and Chief Investment Officer (since May
   1994),  prior thereto  Senior Vice  President  (November 1992 -- May 1994) of
   Lincoln  National  Corporation;  President  (June 1995 -- November  1996) and
   Director  (June 1995 -- present) of Lincoln  National  Investment  Companies,
   Inc.;  President  (since May 1994) and  Director  (since May 1991) of Lincoln
   Investment  Management,  Inc.  (formerly called Lincoln  National  Investment
   Management Company);  President (since May 1994) and Director (since 1990) of
   Lincoln  National Income Fund,  Inc.;  President and Chief Executive  Officer
   (June 1994-1997) and Director (June 1992-1997) of Lincoln National  Mezzanine
   Corporation;  Director  (since  November  1994) of The Lincoln  National Life
   Insurance Company;  Director of Delaware Management  Holdings,  Inc., Lincoln
   National  Investment  Companies,  Inc.,  Lynch & Mayer,  Inc.  (June  1995 --
   November 1996) and Vantage Global Advisors, Inc.

JEFFREY NICK** (45),  Chief  Executive  Officer,  President and Director  (since                     0
   October  1996) of Lincoln  National  Investment  Companies,  Inc. and Lincoln
   National  Investments  Inc.;  President and Chief  Executive  Officer  (since
   October 1997) of the Delaware  Group of Funds and President  (since 1997) and
   Chief Executive Officer (since 1999) of Delaware Management  Holdings,  Inc.;
   Managing Director (October  1992-October  1996) of Lincoln National (UK) PLC,
   Director  (since  June  1998) of the Opera  Company of  Philadelphia,  (since
   October 1998) of the Philadelphia Museum of Art, (since November 1997) of the
   Roman Catholic High School in Philadelphia, (since May 1998) of World Affairs
   Counsel and (since February 1999) of LaSalle University;

DANIEL R. TOLL (71),  Director  (since  1986) of the Fund;  Corporate  and Civic                 1,000
   Director  of  Brown  Group  Inc. and  Director  (until 1998)  of  A.P.  Green
   Industries, Inc., Mallinckrodt  Inc., Kemper National Insurance Companies and
   NICOR, Inc.; Director of Lincoln National Income Fund, Inc.

----------
(a) The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of the Fund.

* Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Mr. Deshaies include 1,530 shares held in trust. The shares listed for Mr. Bindley include 5,000 shares held in trust.

** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary. Mr. Nick is an executive officer of Delaware Management Holdings, Inc., a wholly-owned subsidiary of Lincoln National Corporation, the Advisor's parent corporation. Both Mr. McMeekin and Mr. Nick acquired shares of common stock of Lincoln National Corporation in the ordinary course during 1998, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

     As of December 31, 1998, the directors and officers of the Fund as a group (13 persons) beneficially owned 29,648 shares, representing less than 1.0% of the shares of Common Stock outstanding.

     The members of the nominating, audit and joint transactions committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transactions committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Fund's investment advisor are also investing. The Board of Directors met five times, the nominating committee met three times and the joint transactions committee did not meet during the year ended December 31, 1998.

     During the year ended December 31, 1998, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.

     The executive  officers of the Fund, other than as shown above,  are: David
A. Berry (53), Vice President since 1993; Edward J. Petner (39), Vice President since 1987; Robert D. Schwartz (40), Vice President since 1993; and David G. Humes (42), Vice President since 1993, Treasurer since 1997 and Controller since 1993. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Petner became an investment analyst with Lynch & Mayer, Inc. in 1983, Vice President in August 1987, Executive Vice President in January 1993 and President in February 1994. Mr. Schwartz has been a portfolio manager and Vice President of Lynch & Mayer since 1993. Mr. Humes has been Director of Regulated Investment Companies since August 1993. The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $7,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each joint transactions committee meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors or officers.

     The following table shows compensation for the independent directors for the year ended December 31, 1998:

                                               Year Ended December 31, 1998
                                             ---------------------------------
                                                                      Total
                                                                  Compensation
                                                                    From Fund
                                               Aggregate            and Fund
                                             Compensation            Complex
                                               From the              Paid to
                         Name                   Fund(1)           Directors(2)
                         ----                ------------         ------------
Thomas L. Bindley .......................       $6,750              $14,500
Richard M. Burridge .....................       11,750               25,500
Adela Cepeda ............................       11,750               25,500
Roger J. Deshaies .......................       11,750               25,500
Charles G. Freund .......................       11,750               25,250
Thomas N. Mathers .......................       11,750               25,500
Daniel R. Toll ..........................       11,250               24,500

----------
(1) Includes a director's fee of $7,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board meeting and a $250 fee for attendance at each joint transactions committee meeting.

(2) Each of the independent directors is also a director of Lincoln National Income Fund, Inc. This information represents the aggregate directors fees paid to the individual by both Funds.

                        SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.) ("PricewaterhouseCoopers") as auditors for the Fund for the fiscal year ending December 31, 1999, and the stockholders are asked to ratify this selection. Coopers & Lybrand served as independent auditors of the Fund since 1993.

     A representative of PricewaterhouseCoopers will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

     Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.


                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                         VOTE "FOR" THIS PROPOSAL NO. 2

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1998 all filing requirements applicable to the above-mentioned persons were met.


                         DATE FOR STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before November 17, 1999. Any stockholder proposals intended to be presented at the next annual meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before January 31, 2000. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.


                                  OTHER MATTERS

     The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matters or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.




                                                     Cynthia A. Rose
                                                     Secretary


March 16, 1999


             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                                                           PROXY

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

             Proxy Solicitation on behalf of the Board of Directors

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints David Humes, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held on Friday, April 23, 1999, and to vote all the Fund's stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2 and, in their discretion, the Proxies may vote upon any other business that properly comes before the meeting and with respect to which the Fund did not receive proper notice on or prior to February 7, 1999.

     If  your  address  differs  from  that  appearing  hereon,   please  advise
Equiserve, First Chicago Division, P.O. Box 2500 Jersey City, New Jersey, 07303-2500 of your correct address.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

                                                             -------------------
                                                                     SEE REVERSE
                                                                            SIDE
                                                             -------------------

1.   ELECTION OF DIRECTORS.

     Nominees:  T. Bindley, R. Burridge,  A. Cepeda, R. Deshaies,  C. Freund,
      T. Mathers, T. McMeekin, J. Nick and D. Toll.

     FOR ALL NOMINEES    WITHHELD FROM ALL NOMINEES
            [_]                      [_]

     [_]  ______________________________________________________________________
          For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2.   RATIFICATION OF THE SELECTION OF AUDITORS.

     FOR    AGAINST    ABSTAIN
     [_]      [_]        [_]

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________